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                                                                   EXHIBIT 23.2


                 NOBLE DRILLING CORPORATION AND SUBSIDIARIES

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report dated September 15, 1994 appearing on Page 20 of this Annual Report on Form 10-K into Registration Statements, File Nos. 33-3289, 33-15269, 33-18966, 33-46724, 33-50270, 33-50272, 33-62394 and
33-57675.


ARTHUR ANDERSEN LLP


Houston, Texas
March 17, 1995